SUPPLEMENT DATED JANUARY 21, 2011

TO PROSPECTUS DATED APRIL 30, 2010
FOR SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the DWS Strategic Value VIP Fund that is available under your Policy.

The Board for DWS Strategic Value VIP Fund (the “Fund”) approved a proposal to reorganize (“merge”) the Fund with and into DWS Large Cap Value VIP Fund. The merger is expected to occur on or about May 1, 2011.

On the merger date, shareholders of the Fund will receive shares of the DWS Large Cap Value VIP Fund in exchange for their shares of the Fund. The merger is expected to be a tax-free reorganization for federal income tax purposes.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Large Case VUL 2011